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                                                                    Exhibit 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-96582 and No. 33-96580 of Canterbury Park Holding Corporation on Form S-8 of our report dated March 7, 1997 appearing in this Annual Report on Form 10-KSB of Canterbury Park Holding Corporation for the year ended December 31, 1996.



Minneapolis, Minnesota
March 24, 1997



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